UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2005

FIRST LITCHFIELD FINANCIAL CORPORATION
(Exact name of Registrant as Specified in Charter)

Delaware State or other Jurisdiction of Incorporation)	0-28815 (Commission File Number)	06-1241321 (IRS Employer Identification No.)

13 North Street, Litchfield, Connecticut (Address of Principal Executive Offices)	06759 (Zip Code)

Registrant's telephone number, including area code: (860) 567-8752

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01. Other Events.

The Board of Directors of First Litchfield Financial Corporation declared a $0.14 per share quarterly cash dividend at their August 25, 2005 Board Meeting. The quarterly cash dividend will be paid on October 25, 2005 to stockholders of record as of September 5, 2005.

Section 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable. (b) Not applicable. (c) Exhibits. 99.1 Press release dated August 25, 2005.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

FIRST LITCHFIELD FINANCIAL CORPORATION By: /s/ Carroll A. Pereira Carroll A. Pereira Treasurer

Dated:  August 25, 2005

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